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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 2014, in the Registration Statement on Form S-1 and the related Prospectus of Radius Health, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP
Boston, Massachusetts February 26, 2014

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM